                                                                 Exhibit 10.10.1

                            STOCK RIGHTS AGREEMENT


          This is a Stock Rights Agreement (the "Agreement"), dated July 17, 1998, between EDWARD J. BUTLER, JR. ("Shareholder"), PAETEC CORP., a Delaware corporation with its principal place of business at 290 Woodcliff Drive, Fairport, New York 14450 (the "Company"), PAETEC COMMUNICATIONS, INC., a Delaware corporation and wholly-owned subsidiary of the Company with its principal place of business at 290 Woodcliff Drive, Fairport, New York 14450 ("Subsidiary"), and ARUNAS A. CHESONIS ("Founder").

                                   RECITALS

          A. The Company is a Delaware corporation having 110,000,000 shares of authorized capital stock, 10,000,000 of which are designated preferred stock, 75,000,000 of which are designated Class A common and 25,000,000 of which are designated Class B common. Founder is one of the founding shareholders of the Company.

          B. Shareholder is also one of the founding Shareholders of the Company and is an employee of the Subsidiary. In order to induce Shareholder to leave his former employer and join the Subsidiary as an employee, the Company previously offered to issue to Shareholder 250,000 shares of Class A common stock at a purchase price of $.40 per share, subject to certain restrictions.

          C. The Company, Subsidiary, Shareholder, and Founder enter into this Agreement for the purpose of confirming Shareholder's equity interest in the Company and outlining the rights of and restrictions imposed by the Company with respect to the shares of stock held by the Shareholder.

          NOW, THEREFORE, in consideration of the following mutual promises, the parties agree as follows:

          1.   Issuance of Shares.
               ------------------

          (a) The Company confirms its previous offer to issue 250,000 shares of Class A common stock (the "Shares") to Shareholder at a price of $.40 per share payable in full upon issuance of the Shares. A stock certificate evidencing the Shares shall be issued in the name of Shareholder upon receipt of this executed Agreement and payment in full of the purchase price.

          (b) In order to induce the Company to issue the Shares, Shareholder represents and warrants to the Company as follows:

               (i) Shareholder (A) understands that an investment in the Shares is speculative due to factors including (but not limited to) the start-up nature of the Company and the risk of economic loss from the operations of the Company, but believes that such an investment is suitable for Shareholder based upon Shareholder's financial needs, (B) can withstand a complete loss of the investment in the Shares, and (C) has the net worth to undertake these risks.

               (ii) Shareholder is acquiring the Shares for the personal account of Shareholder, with no present intention of reselling, distributing or otherwise transferring the Shares or any portion of the Shares to anyone else.

               (iii) Shareholder understands and acknowledges that the Shares are being offered and sold under one or more exemptions provided in the Securities Act of 1933, as amended (the "Securities Act"), Regulation D promulgated thereunder and applicable New York State securities laws, and that this transaction has not been reviewed or passed upon by the United States Securities and Exchange Commission, the New York State Attorney General, or any other federal or state agency.

               (iv) Shareholder realizes that Shareholder must bear the economic risk of investment for an indefinite period of time because (A) the Shares have not been registered under the Securities Act and cannot be resold by Shareholder unless they are subsequently registered under the Securities Act or an exemption from registration is available, (B) the transferability of the Shares is restricted by the terms of this Agreement, and (C) there currently is no public market for the Shares, and Shareholder may not be able to liquidate the investment in the Shares in the event of an emergency. Shareholder has adequate means of providing for Shareholder's current financial needs and personal contingencies, and has no need for liquidity of investment with respect to the Shares.

               (v) Shareholder believes that Shareholder, either alone or together with the assistance of professional advisor(s), has knowledge and experience in business and financial matters sufficient to make Shareholder capable of evaluating the merits and risks of an investment in the Shares.

               (vi) Shareholder is fully familiar with the business of the Company and its present and proposed operations. Shareholder has been given reasonable opportunity to ask representatives of the Company questions concerning the Company and making an investment in the Shares. Shareholder has obtained sufficient information to evaluate the merits and risks of an investment in the Shares.

               (vii) Shareholder confirms that Shareholder has been advised to rely on professional accounting, tax, legal and financial advisers with respect to an investment in the Shares and has obtained, to the extent Shareholder deems it necessary, professional advice

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with respect to the risks inherent in an investment in the Shares and the suitability of an investment in the Shares in light of Shareholder's financial condition and investment needs.

          2.   Restriction on Transfer of Shares.  Shareholder may not sell,
               ---------------------------------
transfer, pledge, assign, transfer, or otherwise encumber or dispose of, in any manner or by any means, any Shares that are subject to the Company's Purchase Option described in Section 3 of this Agreement. This restriction on transfer does not apply to any Shares that, pursuant to Section 3, no longer are subject to the Company's Purchase Option or to any additional shares of capital stock of the Company that Shareholder might acquire in the future. Notwithstanding the foregoing, Shareholder may pledge the Shares to Founder as collateral security for a promissory note dated the date hereof, provided that the Shares so pledged shall continue to be subject to the Company's Purchase Option described in
Section 3 below.

          3.   Repurchase of Shares upon Termination of Employment with
               --------------------------------------------------------
Subsidiary.  Upon termination of Shareholder's employment with the Subsidiary,
----------
the Company shall have an option, but shall not be obligated, to repurchase (the "Purchase Option") from Shareholder or Shareholder's personal representative all or a portion of Shareholder's Shares, as set forth in the following subparagraphs.

          (a) If Shareholder's employment with the Subsidiary terminates due to voluntary separation or dismissal for Cause (as defined below), the number of Shares that are subject to the Company's Purchase Option shall be determined as follows:

               (i) The Company shall have the option to repurchase up to 100% of the Shares should Shareholder's employment terminate at any time prior to the first anniversary of Shareholder's employment with the Subsidiary.

               (ii) The Company shall have the option to repurchase up to 60% of the Shares should Shareholder's employment terminate on the first anniversary date, or at any time between the first and second anniversary dates, of Shareholder's employment with the Subsidiary.

               (iii) The Company shall have the option to repurchase up to 40% of the Shares should Shareholder's employment terminate on the second anniversary date, or at any time between the second and third anniversary dates, of Shareholder's employment with the Subsidiary.

               (iv) The Company shall have the option to repurchase up to 20% of the Shares should Shareholder's employment terminate on the third anniversary date, or at any time between the third and fourth anniversary dates, of Shareholder's employment with the Subsidiary.

          (b) If Shareholder's employment with the Subsidiary terminates because of Shareholder's death or disability, Shareholder or Shareholder's personal representative may negotiate a transfer of all or a portion of Shareholder's Shares back to the Company at any time. With respect to Shares that were subject to the Company's Purchase Option and that are not transferred back to the Company, the transfer restrictions set forth in Section 2 above shall apply to the same extent that they would have applied if Shareholder's employment had continued. This restriction on transfer does not apply to any Shares that would no longer have been subject to the Company's Purchase Option, or to any additional shares of capital stock of the Company that Shareholder might acquire in the future.

          (c) In the event that Shareholder's employment with the Subsidiary terminates for any reason not addressed in subparagraphs (a) and (b) above, the Company's Purchase Option, together with all transfer restrictions set forth in
Section 2, shall fully expire effective as of the date of termination.

          (d) The Company's Purchase Option shall fully expire on the fourth
anniversary of Shareholder's employment with the Subsidiary.   Shares as to
which the Company's Purchase Option has expired are no longer subject to the transfer restrictions set forth in Section 2.

          (e) To exercise its Purchase Option, the Company must notify Shareholder or Shareholder's personal representative of its intention to exercise its Purchase Option within 60 days after the date of termination of Shareholder's employment with the Subsidiary. Should the Company fail to exercise the Purchase Option within such 60-day period, the Shares shall no longer be subject to the transfer restrictions set forth in Section 2.

          (f) In the event of a consolidation or merger of the Company with or into any other person or entity, a sale of all or substantially all of the assets of the Company to another person or entity, or an acquisition of more than 50% of the capital stock of the Company by another person or entity, the Company's Purchase Option shall be terminated as of the effective date of the transfer. Notwithstanding the foregoing, the Company's Purchase Option shall not be terminated or in any other way affected by an initial public offering of stock by the Company.

          4.  Repurchase Price and Payment Terms.  The price for all Shares
              ----------------------------------
purchased by the Company pursuant to the Purchase Option shall be $.40 per Share. Payment shall be made in full for all repurchased Shares within 30 days after the date on which the Company delivers notice of its intention to exercise the Purchase Option. Upon payment, Shareholder or Shareholder's personal representative shall deliver all stock certificates for repurchased Shares, properly endorsed in blank, to the Company or its designee.

          5.   Non-Competition.
               ---------------

          (a) For a period of one year after termination of Shareholder's employment with the Subsidiary (regardless of the reason for termination), Shareholder shall not, directly or indirectly:

               (i) solicit or serve clients or customers of the Company or any affiliate of the Company (including the Subsidiary), whether for Shareholder's own account or as an employee, shareholder, partner, officer, member, manager, director, consultant, or other representative of any third party;

               (ii) direct any business from, or enter into competition with, the Company or any affiliate of the Company (including the Subsidiary) in any line of business in which the Company or such affiliate was conducting operations during Shareholder's employment; or

               (iii) serve as an employee, shareholder, partner, officer, member, manager, director, consultant or other representative of any third party which engages in any line of business competitive with the Company or any affiliate of the Company (including the Subsidiary) anywhere in the world.

Shareholder acknowledges that the foregoing limitations are reasonable in time and scope and agrees not to raise any objection to the reasonableness of the foregoing in any action or proceeding to enforce the terms of this Section.

          (b) As consideration for the non-competition covenant set forth in subparagraph (a) above, the Subsidiary agrees that, if Shareholder's employment is terminated by the Subsidiary without Cause, Subsidiary shall pay Shareholder or Shareholder's personal representative during the one-year period in which the covenant is in effect an amount equal to the annualized base salary paid to Shareholder immediately prior to termination of Shareholder's employment. Payment shall be made in accordance with the Subsidiary's customary payroll practices. Continued payment of Shareholder's base salary under this subparagraph (b) shall not be made if termination of Shareholder's employment is due to Shareholder's death, disability, voluntary resignation or withdrawal or termination for "Cause" (as defined below).

          (c) As additional consideration for the non-competition covenant set forth in subparagraph (a) above, the Company agrees that (i) in the event Shareholder's employment terminates due to the death or disability of Shareholder or is terminated by Subsidiary without Cause, the one-year period during which the non-competition covenant is to be in effect shall be counted as a year of employment with Subsidiary for purposes of determining the percentage of Shares that is subject to the Company's Purchase Option, and (ii) in the event Shareholder's employment is terminated by the Subsidiary for Cause or terminates due to the voluntary resignation or withdrawal of Shareholder, the Company shall have the option of (A) waiving the non-competition covenant set forth in subparagraph (a) above or (B) counting the one-year period during which the non-competition covenant is to be in effect as a year of employment for purposes of determining the percentage of Shares that is subject to the Company's Purchase Option.

          (d) (i) Should Shareholder violate the terms of the non-competition covenant set forth in subparagraph (a), the Company, the Company shall notify Shareholder in writing of the alleged violation that constitutes a breach of this Agreement, and Shareholder shall have 10 business days to cure the breach. If the breach is not cured to the satisfaction of the Company, then in addition to any other remedies available under law, the Company may (1) discontinue any payments being made to Shareholder pursuant to subparagraph (b) hereof, and (2) exercise its Purchase Option with respect to any additional Shares that would have been subject to the Purchase Option had the one-year period of the non-competition covenant not been counted as an additional year of employment pursuant to the terms of subparagraph (c) hereof. Exercise of the Purchase Option with respect to such additional Shares shall be made in accordance with the terms of Sections 3 and 4 hereof, except that the Company may exercise the Purchase Option at any time within 60 days after the Company first becomes aware of Shareholder's violation of subparagraph (a).

               (ii) In the event that the Company fails to make any payment due to Shareholder pursuant to Section 5(b) above, Shareholder shall notify the Company in writing of the alleged failure to make payment that constitutes a breach of this Agreement, and the Company shall have 5 business days to cure the breach. If the breach is not cured to the satisfaction of Shareholder, then the non-competition covenant set forth in subparagraph (a) shall be null and void and of no further force and effect.

          (e) For purposes of this Section 5, termination for "Cause" shall mean termination of Shareholder's employment with the Subsidiary due to: (i) material failure or refusal to perform the duties assigned to Shareholder, (ii) refusal of Shareholder to follow the reasonable directives of the Board of Directors or Chief Executive Officer of the Subsidiary, (iii) conviction of a felony, (iv) misappropriation of any funds or property of the Company or any affiliate of the Company (including the Subsidiary), or (v) commission of any act which could materially injure the business or reputation of, or materially adversely affect the interests of Company or any affiliate of the Company (including the Subsidiary).

          (f) Shareholder acknowledges that his/her services are unique and extraordinary and are not readily replaceable, and hereby expressly agrees that, in the event of a violation of the non-competition covenant set forth in subparagraph (a), the Company and its affiliates (including Subsidiary) will be irreparably harmed and the remedy of damages or other remedy at law will be inadequate. Therefore, Shareholder agrees that, in the event of a threatened or actual violation of the non-competition covenant, the Company shall be entitled to obtain from any court of competent jurisdiction, an injunction restraining Shareholder from committing the violation, without the necessity of proving actual damage and in addition to any other relief available under this Agreement or at law.

          6.   Piggy-Back Registration Rights.
               ------------------------------

          (a) If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders (other than a registration of securities relating solely to employee benefit plans or to effect a merger or other reorganization), the Company will promptly give to Shareholder written notice thereof and, upon the written request of Shareholder, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Shares specified in the written request made within 10 business days after receipt of such written notice from the Company.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Shareholder as a part of the written notice given to Shareholder. In such event the right of any Shareholder to registration pursuant to this Section 6 shall be conditioned upon Shareholder's participation in such underwriting, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. Shareholder (together with the Company and the other holders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude some or all of the Shares or securities of other holders of similar registration rights from such registration. The Company shall so advise Shareholder and other stockholders distributing their securities through such underwriting, and the number of Shares or securities of other holders of similar registration rights that may be included in the registration and underwriting, as determined by the managing underwriter, shall be allocated on a pro rata basis. If Shareholder disapproves of the terms of any such underwriting, Shareholder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall continue to be subject to the terms of this Section.

          (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6 prior to the effectiveness of such registration whether or not Shareholder has elected to include securities in such registration.

          (d) All expenses associated with the registration (including, without limitation, registration, qualification and filing fees, printing expenses, blue sky fees, and fees and disbursements of counsel and accountants for the Company) shall be borne by the

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

Company. Selling expenses, including underwriters' discounts, shall be borne by Shareholder pro rata in proportion to the number of securities being registered.

          (e) In the case of each registration under this Section, the Company will:

               (i) prepare and file a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 45 days or until the distribution described in the registration statement has been completed, whichever first occurs;

               (ii) furnish to Shareholder such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Shareholder may reasonably request in order to facilitate the public offering of the Shares; and

               (iii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Shareholder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any such states or jurisdictions in which it has not already done so and except as may be required by the Securities Act.

          (f) The Company will indemnify Shareholder against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Shareholder for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Shareholder.

          (g) Shareholder will, if Shares held by such Shareholder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Shareholders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Shareholder and stated to be specifically for use therein.

          (h) Shareholder shall furnish to the Company such information regarding Shareholder, the Shares held by Shareholder, and the distribution proposed by Shareholder as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

          (i) The registration rights granted to Shareholder in this Section shall expire at such time (if ever) as Shareholder is free to sell the Shares under Rule 144 promulgated under the Securities Act (or any successor thereto) without limitation as to volume or manner of sale restrictions.

          7.   Co-Sale Rights.
               --------------

          (a) In the event that Founder receives a bona fide offer from any person to purchase any of Founder's Common Stock (the "Founder's Shares") in a private transaction exempt from registration under the Securities Act, Founder shall give Shareholder notice of his intention to sell Founder's Shares, describing the amount of Founder's Shares proposed to be transferred, the identity of the proposed transferee, and the price and terms upon which he proposes to make such transfer (the "Transfer Notice").

          (b) Within fifteen (15) days after delivery of the Transfer Notice, Shareholder may elect to sell up to Shareholder's pro rata share of the total number of shares to be purchased by the transferee described in the Transfer Notice by giving written notice thereof to Founder and tendering to Founder a certificate representing the shares to be sold, properly endorsed for transfer, with written instructions to transfer the shares to the transferee described in the Transfer Notice upon receipt of payment for such shares from such transferee for the benefit of Shareholder. Founder shall thereupon notify the transferee of the co-sale arrangements hereunder, and instruct the transferee to deliver payment for the shares to be purchased from Shareholder to Shareholder. For the purpose of the co-sale right set forth in this Section, the pro rata share of Shareholder shall be determined based on the number of

Shares held by Shareholder that are subject to co-sale rights, divided by the sum of (A) the total number of shares of common stock held by all stockholders of the Company (including Shareholder) holding similar co-sale rights plus (B) the number of shares of common stock held by Founder at the date of the Transfer Notice (assuming conversion of all convertible securities and exercise of all options and warrants). The resulting percentage shall then be multiplied by the number of Shares proposed to be purchased by the transferee to determine the actual number of Shares eligible for sale by Shareholder.

          (c) In the event Shareholder declines to exercise the co-sale right as allowed by this Section, Founder may, within 90 days after the date on which Shareholder's co-sale rights lapsed, transfer some or all of Founder's Shares which were the subject of the Transfer Notice at a price and on terms no less favorable to the transferee(s) than specified in the Transfer Notice. Founder's Shares transferred in accordance with the provisions of this Section shall no longer be subject to the restrictions on Founder's Shares forth in this Section. After the expiration of said 90-day period, Founder shall not transfer any of Founder's Shares without again complying with this Section.

          (d) Any transfer of Founder's Shares without consideration to a family member of Founder or a trust or custodian for the benefit of Founder or a family member of Founder, and transfers pursuant to a pledge to secure indebtedness, shall not be subject to the provisions of this Section, provided that the transferee agrees in writing to be bound by the provisions of this Section with respect to any subsequent transfer of such shares.

          8.   Legend. Each certificate for Shares owned by Shareholder shall
               ------
bear the following legends:

          (a) The shares represented by this certificate were issued to the shareholder with restrictions. Neither the shares, nor any interest in them, may be sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of, if restricted pursuant to a stock rights agreement between the shareholder and the Company, a copy of which is on file at the office of the Company in Fairport, New York.

          (b) The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration unless the Company receives an opinion of counsel reasonably acceptable to it stating the such sale or transfer is exempt from registration.

With respect to Shares that are subject to the Purchase Option described in
Section 3 of this Agreement, however, Shareholder shall be entitled to a certificate without the legend set forth in subparagraph (a), evidencing any Shares as to which the Company's Purchase Option has expired.

          9.   Notices.  All notices and communications under this Agreement
               -------
shall be in writing and shall be given by personal delivery or by registered or certified mail, return receipt requested, addressed to the respective residences of Shareholder and Founder set forth below or to such other address as may be designated by Shareholder or Founder, and to the principal office of the Company. Notice shall be deemed given upon personal delivery or upon receipt.

          10.  Miscellaneous.
               -------------

          (a) Neither this Agreement, nor any action taken under it, shall be construed as creating any limitation or restriction upon any right that Subsidiary would otherwise have to terminate the employment of Shareholder at any time for any reason.

          (b) This Agreement may be modified or amended only upon the written consent of all parties to the Agreement.

          (c) This Agreement shall be interpreted, construed, and enforced in accordance with the laws of the State of New York.

          (d) Neither this Agreement, nor any rights or obligations under it, may be assigned by any party without the prior written consent of the other parties.

          (e) This Agreement shall benefit and be binding upon the parties and their successors, heirs, executors, personal representatives, and assigns.

          (f) This Agreement sets forth the entire understanding and agreement of the parties with respect to its subject matter and supersedes all prior letters, agreements, covenants, communications, understandings, representations, or warranties, whether oral or written, by any officer, employee, or representative of either party.

          (g) The waiver of any provision of this Agreement, or of any breach of this Agreement, shall not constitute a subsequent waiver of any provision or breach.

          (h) In the event that Shareholder is a prevailing party in any litigation arising under or in connection with this Agreement, the Company shall pay the reasonable attorneys fees and expenses incurred by Shareholder in connection with the litigation.

          (i) If, at any time, any of the provisions of this Agreement shall be deemed by a court or other body having jurisdiction over this Agreement to be illegal, invalid, or unenforceable, those provisions shall be deemed severed from this Agreement. The remaining provisions of this Agreement shall be valid and binding as if this Agreement had never contained any illegal, invalid, or otherwise unenforceable provisions, without the requirement that the amendment be recorded in a writing signed by the parties.

          The parties' assent to the terms of this Agreement is confirmed by their signatures below.

                                             PAETEC CORP.



                                             By: /s/ Arunas A. Chesonis
                                                -------------------------------
                                                     Title: President



                                             PAETEC COMMUNICATIONS, INC.



                                             By: /s/ Arunas A. Chesonis
                                                -------------------------------
                                                     Title: President



Address:                                     /s/ Edward J. Butler, Jr.
                                             ----------------------------------
                                                 Edward J. Butler, Jr.
12 Kingsview Court
Williamsville, New York  14221

Address:                                     /s/ Arunas A. Chesonis
                                             ----------------------------------
                                                 Arunas A. Chesonis
18 Buckthorn Run
Victor, New York  14564

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